Exhibit 10.2

[EXECUTION COPY]

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of May 17, 2006 (the “Amendment”), among POGO PRODUCING COMPANY, a Delaware corporation (the “Borrower”), the various financial institutions which are or may become parties to the Credit Agreement, as amended hereby (collectively, the “Lenders”), BANK OF MONTREAL, acting through its Chicago, Illinois branch, as administrative agent (the “Administrative Agent”) for the Lenders, BANK OF AMERICA, N.A., TORONTO DOMINION (TEXAS) LLC and BNP PARIBAS, as Co-Syndication Agents (“Co-Syndication Agents”) for the Lenders, WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent (“Documentation Agent”) for the Lenders, and CITIBANK, N.A. and THE BANK OF NOVA SCOTIA, as managing agents (“Managing Agents”) for the Lenders.

W I T N E S S E T H

WHEREAS the Borrower, the Lenders and the Agents are parties to a certain Credit Agreement, dated as of December 16, 2004, as amended to date (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that Credit Agreement be amended (i) to increase the Borrowing Base and provide for certain future, automatic adjustments to the Borrowing Base in certain situations and (ii) to make other changes, as set forth herein; and

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders and the Agents are willing to enter into this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1.             DEFINITIONS.  Unless otherwise defined herein or the context otherwise requires, or except as the definition may be amended by this Amendment, terms used in this Amendment, including its preamble and recitals, shall have the meanings provided in the Credit Agreement, as hereby amended.

2.             AMENDMENTS TO CREDIT AGREEMENT.

2.1           The definition of “Additional Senior Unsecured Indebtedness” contained in Section 1.1 of the Credit Agreement hereby is amended by replacing the reference to “$50,000,000” with “$100,000,000”.

2.2           The definition of “Borrowing Base Reduction Amount” contained in Section 1.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

“              “Borrowing Base Reduction Amount” means, at any time, 100% of the principal amount of all Senior Debt of the Borrower issued or incurred since the last redetermination of the Borrowing Base so long as such Senior Debt remains outstanding plus 30% of the principal amount of all Additional Subordinated Indebtedness issued or incurred since the last redetermination of the Borrowing Base so long as such Additional Subordinated Indebtedness remains outstanding.”

2.3           The definition of “Senior Debt” contained in Section 1.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

“              “Senior Debt”  means, at the time of any determination thereof, without duplication with respect to any of the Borrower and its Restricted Subsidiaries, the principal amount of all Indebtedness of that Person constituting borrowed money (including, without limitation, any Senior Notes Indebtedness) other than (i) Subordinated Indebtedness, (ii) Non-Recourse Indebtedness, (iii) any Guarantee by that Person of any such Indebtedness of the Borrower or any of its Subsidiaries, (iv) any Guarantee by that Person of the portion of any such Indebtedness of any of its Affiliates that is included at that time on the consolidated balance sheet of the Borrower and its consolidated Subsidiaries and Affiliates, (v) Loans outstanding and LC Exposure under this Agreement and (vi) Additional Senior Unsecured Indebtedness.”

2.4           The proviso to Section 8.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

“provided further that Indebtedness (other than Guarantees) of Restricted Subsidiaries shall not exceed $75,000,000 in the aggregate at any time.”

3.             BORROWING BASE.

3.1           Unless subject to further adjustment pursuant to the other provisions of this Section 3, by execution of this Amendment, each of the Administrative Agent, the Required Borrowing Base Lenders and the Borrower agree that, during the period from the date hereof to the date of the next determination of the Borrowing Base pursuant to the provisions of Section 2.8 of the Credit Agreement, the Borrowing Base shall equal $1,700,000,000. Notwithstanding the foregoing, the Applicable Borrowing Base remains subject to adjustment due to changes in the Borrowing Base Reduction Amount as set forth in the Credit Agreement.

3.2           In the event of the consummation of the Gulf of Mexico Divestiture (as herein defined), by execution of this Amendment, each of the Administrative Agent, the Required Borrowing Base Lenders and the Borrower agree that, during the period from the date hereof to the date of the next determination of the Borrowing Base pursuant to the provisions of Section 2.8 of the Credit Agreement, the Borrowing Base shall equal the then current Borrowing Base (initially $1,700,000,000 pursuant to Section 3.1) less $200,000,000. Notwithstanding the foregoing, the Applicable Borrowing Base remains subject to adjustment due to changes in the Borrowing Base Reduction Amount as set forth in the Credit Agreement.

3.3           For purposes of this Amendment, the “Gulf of Mexico Divestiture” means the divestiture by the Borrower of a 50% interest in the Borrower’s assets located in the Gulf of Mexico, pursuant to that certain Purchase and Sale Agreement, dated as of April 20, 2006, among the Borrower, as seller, and MitEnergy Upstream LLC, as buyer, as may be amended from time to time in accordance with the terms thereof.

3.4           Each of the Administrative Agent, the Required Borrowing Base Lenders and the Borrower agree and acknowledge that the various determinations, and redeterminations, of the Borrowing Base set forth in this Section 3 shall not be considered to be a Non-Standard

2

Determination of the Borrowing Base by the Borrower, the Administrative Agent or the Required Borrowing Base Lenders for the purposes of the first sentence of Section 2.8(b) of the Credit Agreement.

3.5           Each of the Administrative Agent, the Required Borrowing Base Lenders and the Borrower waive any right to a redetermination of the Borrowing Base pursuant to Section 2.8(c)(i) of the Credit Agreement in connection with the consummation of the Gulf of Mexico Divestiture.

4.             EFFECTIVENESS.  This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent and each of the Required Borrowing Base Lenders or Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party), as applicable.

5.             REPRESENTATIONS AND WARRANTIES.

In order to induce the Lenders and the Agents to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VI of the Credit Agreement (except to the extent any such representation and warranty relates solely to an earlier date) and additionally represents and warrants as follows:

5.1           Organization, etc.  The Borrower has full corporate power and authority and holds all requisite Governmental Approvals to enter into and perform its obligations in respect of the Financing Transactions, as amended hereby, and this Amendment, except where the failure to have such Governmental Approvals could not reasonably be expected to have a Material Adverse Effect.

5.2           Due Authorization, Non-Contravention, etc.  The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby and by the Credit Agreement as amended by this Amendment, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not

(a)           contravene the Borrower’s Organic Documents;

(b)           contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

(c)           result in, or require the creation or imposition of, any Lien on any properties of the Borrower.

5.3           Governmental Approval, Regulation etc.  No Governmental Approval or other action by any Governmental Authority is required for the due execution, delivery or performance by the Borrower of this Amendment or any other Loan Document to be executed by it, except for the filing of this Agreement with the SEC as a material document under Rule 601(b)(iv) of
Regulation S-K.

3

5.4           Validity, etc.  This Amendment and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as such enforceability is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or similar law relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including concepts of materiality, reasonableness, good faith and fair dealing.

6.             EFFECT OF AMENDMENT.

This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

7.             GOVERNING LAW, SEVERABILITY, ETC.

THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE NEW YORK. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

THIS WRITTEN AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.             MISCELLANEOUS.

8.1           Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

8.2           Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

8.3           NO ORAL AGREEMENTS.  THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4

[SIGNATURES BEGIN ON FOLLOWING PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

POGO PRODUCING COMPANY

By:
Name:	James P. Ulm, II
Title:	Senior Vice President and
Chief Financial Officer

[Signature Page – Pogo Producing
Company –  Second Amendment
to Credit Agreement]

BANK OF MONTREAL, acting through its U.S. branches and agencies, including initially its Chicago, Illinois branch, as Administrative Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Co-Syndication Agent and as a Lender

By:
Name:
Title:

TORONTO DOMINION (TEXAS) LLC, as a Co-Syndication Agent and as a Lender

By:
Name:
Title:

BNP PARIBAS, as a Co-Syndication Agent and as a Lender

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:
Name:
Title:

CITIBANK, N.A., as a Managing Agent and as a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Lender

By:
Name:
Title:

SCOTIABANC INC., as a Lender

By:
Name:
Title:

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF TOKYO - MITSUBISHI UFJ, LTD., formerly known as UFJ Bank, as a Lender

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

SOCIETE GENERALE, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

COMERICA BANK, as a Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:
Name:
Title:

COMPASS BANK, as a Lender

By:
Name:
Title:

NATEXIS BANQUES POPULAIRES, as a Lender

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, successor to Southwest Bank of Texas, N.A., as a Lender

By:
Name:
Title: